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                                 Columbia Funds



                        Supplement to the Columbia Funds
                       Statement of Additional Information
                             Dated February 24, 1997


A third paragraph has been added under "REDEMPTIONS" on page 7 of the Statement of Additional Information to read as follows:

"The Funds anticipate that, under normal circumstances, all redemptions shall be paid in cash. Additionally, each of the Funds has made an election pursuant to Rule 18f-1 of the Investment Company Act of 1940. This election commits each Fund to pay in cash all requests for redemption by any shareholder of record, to the extent such requests made during any ninety - day period are limited in amount to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety - day period. If the redemption request is for an amount in excess of the amount each Fund is committed to pay in cash pursuant to Rule 18f-1, each Fund reserves the right to pay such redemption request in kind if it is deemed to be in the best interests of the Fund."



                                  May 13, 1997